UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

ALPHA-EN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12885	95-4622429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Wells Avenue, 2nd Floor

Yonkers, New York 10701

(Address of Principal Executive Offices)

(914) 418-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On May 13, 2020, Vinder Sokhi submitted his resignation from his position as a member of the Board of Directors (the “Board”) of alpha-En Corporation (the “Company”), effective immediately. Mr. Sokhi did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Resignation of Chief Financial Officer

On May 13, 2020, Mr. Nat Wasserman informed the Board that he was resigning from his position as Chief Financial Officer, effective immediately (the “CFO Resignation”).

Appointment of Chief Financial Officer

On May 13, 2020, in connection with the CFO Resignation, the Board appointed Mr. Thomas A. Suppanz as the Company’s Chief Financial Officer, effective immediately.

Thomas A. Suppanz, age 66. Mr. Suppanz has served as the Company’s Managing Director of Finance since June 2016, following a 35-year career on Wall Street as an Investment Banker with firms such as Oppenheimer and National Securities. Mr. Suppanz began his career as the Chief Accountant at VOEST Alpine USA, the U.S. subsidiary of a major European steel conglomerate. Mr. Suppanz holds a Masters Degree in Business from the Karl-Franzens University of Graz, Austria.

There is no arrangement or understanding between Mr. Suppanz and any other persons pursuant to which Mr. Suppanz was selected as an officer. There are no family relationships between Mr. Suppanz and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the Securities Act (“Regulation S-K”).

Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Suppanz had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

No arrangements have been made yet between Mr. Suppanz and the Company pertaining to his compensation as CFO. Mr. Suppanz was compensated for his services as Managing Director of Finance of the Company at a rate of $4,000 per month, and he shall continue to be compensated at the same rate until such arrangements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA-EN CORPORATION

Date: May 19, 2020	By:	/s/ Sam Pitroda
Sam Pitroda
Chief Executive Officer